UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

EPOCRATES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35062	94-3326769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, Suite 300
San Mateo, California 94403
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 227-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 8, 2011, Epocrates, Inc. (the “Company”) announced its financial results for its third quarter ended September 30, 2011. A copy of the Company’s press release, entitled “Epocrates Reports 2011 Third Quarter Financial Results and Updated Guidance 2011,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

This Item 2.02 of this Current Report on Form 8-K and the attached exhibit is furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2011, Joseph Kleine notified the Company that he is resigning from his position as the Company’s Executive Vice President and Chief Commercial Officer, effective November 30, 2011 (the “Separation Date”).  On November 8, 2011, the Company entered into a Separation and Release Agreement with Mr. Kleine (the “Release Agreement”).   If Mr. Kleine does not revoke the Release Agreement, it will become effective on the Separation Date. The Release Agreement contains releases of claims provided by both parties, and also provides for cash severance payments in the form of the continuation of Mr. Kleine’s annual base salary at the time of his resignation as Executive Vice President and Chief Commercial Officer ($280,000) for a period of six months following the Separation Date, for a total of $140,000.  The Company also agreed to pay for the continuance of Mr. Kleine’s group health care coverage pursuant to federal COBRA law during the six month period commencing on the Separation Date.  Mr. Kleine agreed not to engage in the business of certain of the Company’s competitors, solicit employees of the Company to terminate their services to the Company, or communicate with the Company’s customers for the purpose of reducing the business such customers conduct with the Company, in each case during the six month period commencing on the Separation Date.  The foregoing is only a brief description of the material terms of the Release Agreement, and does not purport to be complete.  The Release Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2011.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Earnings press release of Epocrates, Inc., dated November 8, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Matthew Kaminer
Matthew Kaminer
General Counsel and Secretary

Date:	November 8, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings press release of Epocrates, Inc., dated November 8, 2011.